UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 25, 2009

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 26, 2009, American Tower Corporation (the “Company”) issued a press release (the “Press Release”) announcing financial results for the fourth quarter and full year ended December 31, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibit be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In the Press Release, the Company announced that Steven C. Marshall, Executive Vice President, International Business Development, will be assuming the role of Executive Vice President and President, U.S. Tower Division, effective March 9, 2009. The incumbent President, U.S. Tower Division, Steven J. Moskowitz, will transition on March 9, 2009 to the new role of Senior Advisor. Mr. Moskowitz will remain as an employee of the Company through April 3, 2009 to assist in the transition of responsibilities, and he has agreed thereafter to provide strategic advisory services to the Company. William H. Hess, Executive Vice President, International Operations and President, Latin America, will be assuming Mr. Marshall’s responsibilities for the Company’s international business development efforts in addition to his current duties.

The Company entered into an agreement (the “Agreement”) with Mr. Moskowitz that provides for certain benefits and payments following his departure from the Company on April 3, 2009 (the “Departure Date”). Under the terms of the Agreement, Mr. Moskowitz agreed to waive all rights under and terminate his existing employment letter with the Company. In addition, he agreed to restrictive covenants with respect to confidentiality, non-disparagement, non-solicitation and non-competition for a period of twelve months following the Departure Date. Under the terms of the Agreement, the Company agreed to provide Mr. Moskowitz with certain benefits that would have been payable to him under his employment letter, as though his employment had been terminated other than for Cause. These benefits include the payment to Mr. Moskowitz over an 18-month period of an aggregate of $876,000, reflecting 18 months of Mr. Moskowitz’s annual base salary, plus his pro-rated bonus for his three months of service in 2009. In addition, with respect to certain stock options previously granted to Mr. Moskowitz, he shall have the right to exercise such options for a period equal to the lesser of three years following the Departure Date or the expiration date of the options, and continued vesting of such options in accordance with the then existing vesting schedule during the same period.

The preceding disclosure is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

(e) On February 25, 2009, the Compensation Committee of the Company’s Board of Directors considered the compensation arrangements with the Company’s chief executive officer, chief financial officer and the three other most highly compensated executive officers who were serving as executive officers on December 31, 2008 (the “Current Named Executive Officers”), and determined not to adjust current base salaries or cash bonus incentive targets for these individuals for the year ended December 31, 2009. The information in the table below sets forth the determinations of the Compensation Committee with respect to base salaries and cash bonus incentive targets for the Current Named Executive Officers for the year ended December 31, 2009.

Name	2009 Base Salary	2009 Target Cash Bonus Potential (% of Base Salary / $)
James D. Taiclet, Jr., Chairman of the Board, President and Chief Executive Officer	$876,750	75% / $657,563

Jean A. Bua, Chief Financial Officer and Treasurer	$300,000	60% / $180,000

Steven J. Moskowitz, Executive Vice President and President, U.S. Tower Division	$530,000	60% / $318,000

William H. Hess, Executive Vice President, International Operations and President, Latin America	$450,000	60% / $270,000

Edmund DiSanto, Executive Vice President, Chief Administrative Officer and General Counsel	$380,000	60% / $228,000

In determining annual cash bonus incentives for the Company’s executive officers, the Compensation Committee considers the achievements of each executive officer relative to his individual goals and objectives for the year, as well as the Company’s achievement of its goals and objectives for the year. The Compensation Committee bases its decisions on a number of factors, including the Company’s financial performance, the achievement of certain strategic goals and each executive’s contribution to the Company’s overall performance. If the Company exceeds its goals and/or the executive exceeds his goals, the annual cash bonus incentive could be subject to increase at the discretion of the Compensation Committee. Additional information regarding compensation of the executive officers listed above will be included in the Company’s 2009 Proxy Statement when filed with the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2009, the Board of Directors of the Company approved certain amendments to the Company’s Amended and Restated By-Laws, effective as of February 25, 2009. The principal changes effected by the adoption of the By-Laws were to implement (i) a majority vote standard for uncontested elections of directors, (ii) advance notice provisions to ensure that such provisions are clear and unambiguous and that compliance with the notice procedures set forth in the By-Laws is the exclusive means for a stockholder to make nominations or submit other business at a meeting of stockholders (other than matters properly brought under Rule 14a-8 of the Securities Exchange Act of 1934, as amended), (iii) specific information requirements for any stockholder proposing director nominations or any other business for consideration at a meeting of stockholders, including disclosure of hedging, derivative interests and other material interests of such stockholder and (iv) revised indemnification provisions to make the rights of indemnification and advancement of expenses contract rights that shall be deemed to have vested at the time the indemnitee takes office and not subject to later reduction or elimination.

The preceding disclosure is qualified in its entirety by reference to the Company’s Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of American Tower Corporation, as of February 25, 2009

10.1	Agreement with Steven Moskowitz, dated February 25, 2009

99.1	Press release, dated February 26, 2009 (Furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

(Registrant)

Date: February 26, 2009

By:  /s/  Jean A. Bua

        Jean A. Bua

        Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of American Tower Corporation, as of February 25, 2009

10.1	Agreement with Steven Moskowitz, dated February 25, 2009

99.1	Press release, dated February 26, 2009 (Furnished herewith)